Amplify Bitcoin Max Income Covered Call ETF
Consolidated Schedule of Investments
June 30, 2025 (Unaudited)

PURCHASED OPTIONS - 7.1%(a)	Notional Amount	Contracts	Value
Call Options - 7.1%			$–
MBTX (b)(c)		–	$–
Expiration: 08/15/2025; Exercise Price: $245.00	$2,779,064	109	220,725
Expiration: 08/15/2025; Exercise Price: $255.00	1,682,736	66	95,370
TOTAL PURCHASED OPTIONS (Cost $365,268)			316,095

EXCHANGE TRADED FUNDS - 1.9%		Shares	Value
iShares Bitcoin Trust ETF (a)		1,340	82,021
TOTAL EXCHANGE TRADED FUNDS (Cost $77,285)			82,021

SHORT-TERM INVESTMENTS - 93.0%			Value
Money Market Funds - 60.8%		Shares
Invesco Government & Agency Portfolio - Institutional Class, 4.26% (d)(e)		2,692,455	2,692,455

U.S. Treasury Bills - 32.2%		Par
4.17%, 07/29/2025 (f)		387,000	385,750
4.22%, 08/28/2025 (f)		262,000	260,177
4.21%, 09/09/2025 (f)		148,000	146,788
4.20%, 09/16/2025 (f)		600,000	594,565
4.18%, 09/18/2025 (f)		40,000	39,630
			1,426,910
TOTAL SHORT-TERM INVESTMENTS (Cost $4,119,546)			4,119,365

TOTAL INVESTMENTS - 102.0% (Cost $4,562,099)			4,517,481
Liabilities in Excess of Other Assets - (2.0)%			(90,723)
TOTAL NET ASSETS - 100.0%			$4,426,758
two			–%
Percentages are stated as a percent of net assets.			–%

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)	The rate shown represents the 7-day annualized effective yield as of June 30, 2025.
(e)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(f)	The rate shown is the annualized effective yield as of June 30, 2025.

Amplify Bitcoin Max Income Covered Call ETF
Schedule of Written Options
June 30, 2025 (Unaudited)

WRITTEN OPTIONS - (4.5)%	Notional Amount	Contracts	Value
Call Options - (0.3)%
Cboe Mini Bitcoin U.S. ETF Index, Expiration: 07/03/2025; Exercise Price: $265.59 (a)(b)	$(4,461,800)	(175)	$(11,081)

Put Options - (4.2)%
MBTX (a)(b)		–	$–
Expiration: 08/15/2025; Exercise Price: $255.00	(1,682,736)	(66)	(91,410)
Expiration: 08/15/2025; Exercise Price: $245.00	(2,779,064)	(109)	(95,920)
Total Put Options			(187,330)
TOTAL WRITTEN OPTIONS (Premiums received $314,902)			$(198,411)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of June 30, 2025 (Unaudited)

Amplify Bitcoin Max Income Covered Call ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	–	316,095	–	316,095
Exchange Traded Funds	82,021	–	–	82,021
Money Market Funds	2,692,455	–	–	2,692,455
U.S. Treasury Bills	–	1,426,910	–	1,426,910
Total Investments	2,774,476	1,743,005	–	4,517,481

Liabilities:
Investments:
Written Options	–	(198,411)	–	(198,411)
Total Investments	–	(198,411)	–	(198,411)

Refer to the Schedule of Investments for further disaggregation of investment categories.